Note 30 - Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Text Block]
30 Commitments and contingencies

(a) Operating lease commitments

The Group rents offices under operating lease agreements. As of December 31, 2012, the net aggregate minimum future lease payments under non-cancelable operating leases are as follows:

$
2013	765,146
2014	368,703
2015	25,029
Total	1,158,878

As of December 31, 2012, the Group had no operating lease commitments beyond 2015.

For the years ended December 31, 2010, 2011 and 2012, the Group incurred total office rental expense of $760,982, $677,569 and $752,784  respectively.

(b) Standby letter of credit (“SBLC”)

In 2012, a bank issued a SBLC on behalf of one of the subsidiaries of the Group, Innoform Media Pte Ltd, for amount $2.59 million to a licensor to guarantee payment of quarterly instalments of minimum guarantees under a licensing contract for 2 years from September 2012.